EXHIBIT 99.1

LIST OF HOLDERS OF 2004 NOTES

Series E Notes

Hartford Life and Annuity Insurance Company
Jefferson Pilot LifeAmerica Insurance Company
Metropolitan Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Mutual Insurance Company
Teachers Insurance and Annuity Association of America

Series F Notes

American Republic Insurance Company
The Catholic Aid Association
Educators Mutual Life Insurance Company
Fort Dearborn Life Insurance Company
Great Western Insurance Company
GuideOne Mutual Insurance Company
GuideOne Property & Casualty Insurance Company
Jefferson Pilot Financial Insurance Company
Jefferson-Pilot Life Insurance Company
Minnesota Life Insurance Company
MTL Insurance Company
Mutual of Omaha Insurance Company
Teachers Insurance and Annuity Association of America